LOAN AGREEMENT


     THIS LOAN AGREEMENT ("Loan Agreement") is made as of December 31, 1997 between GOLF TRAINING SYSTEMS, INC., a Delaware corporation ("Borrower"), and JOHN H. LAERI, JR. and his assigns ("Lender").

                                R E C I T A L S:

         WHEREAS, Borrower desires to borrow the principal sum of One Million Dollars ($1,000,000) from Lender, and Lender desires to lend Borrower said principal sum, on a senior secured basis and otherwise on the terms and conditions set forth hereinafter; and,

         WHEREAS, the financing contemplated by this Loan Agreement is anticipated to be refinanced by a Five Hundred Thousand Dollar ($500,000) senior secured five (5) year loan to Borrower from Lender that is convertible into shares of Borrower's Series D Convertible Preferred Stock, by the issuance by Borrower to Lender of Fifty Thousand (50,000) shares of Borrower's Series C Convertible Preferred Stock for Ten Dollars ($10.00) per share and by the Borrower's issuance of a Five Year Warrant to Lender giving the holder thereof the right to purchase Four Million (4,000,000) shares of Borrower's common stock for One Million Dollars ($1,000,000) ("Anticipated Permanent Financing");

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereto do hereby agree as follows:

                  Initial Loan Closing. Simultaneously with the execution and delivery of this Loan Agreement, Borrower shall borrow the principal sum of Seven Hundred Fifty Thousand Dollars ($750,000) from Lender (the "Initial Draw"), and Lender shall lend the Initial Draw amount to Borrower. The Initial Draw loan shall be evidenced by the ten percent (10%) Senior Note in the maximum principal amount of One Million Dollars ($1,000,000) in the form attached hereto and incorporated herein as Exhibit A (the "Senior Note"), which Senior Note shall be duly executed and delivered by Borrower simultaneously with the execution and delivery of this Loan Agreement. Conditions precedent to Lender's obligation to make the loan in the amount of the Initial Draw shall include: (a) the employment agreements of Wayne C. McDonald ("McDonald") and George P. Lee III ("Lee") (the "Management Agreements") shall have expired, the previously authorized but unsigned successor agreements to the Management Agreements with McDonald and Lee have been rescinded (the "Successor Unsigned Agreements") and Borrower shall not have any further obligation under the Management Agreements or the Successor Unsigned Agreements; (b) that the holders of Borrower's Class B Convertible Preferred Stock shall have unanimously consented to the exchange of their shares of Class B Convertible Preferred Stock for shares of newly issued Class B-1 Convertible Preferred Stock; (c) that the Warrant exercisable through 5:00 p.m., E.D.S.T. on June 30, 1998 in the form attached hereto and incorporated herein as Exhibit B (the "Warrant") shall have been executed and delivered by Borrower; and (d) the Board of Directors of the Borrower shall have approved the transaction contemplated by the Anticipated Permanent Financing pursuant to which Lender shall become an "interested stockholder" of the Borrower, thereby making Section 203 of


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                                                     - 2 -

the Delaware General Corporation Law inapplicable to subsequent business combinations involving Lender (or any affiliates of Lender) and the Borrower.

                  Subsequent Loan Closing; Maturity of Term Loan. On March 1, 1998, Borrower shall, if no Event of Default has occurred and if Shareholder Approval shall have been obtained, have the right to borrow the principal sum of Two Hundred Fifty Thousand Dollars ($250,000) from Lender (the "Subsequent Draw"), and Lender shall, if no Event of Default has occurred and if Shareholder Approval shall have been obtained, have the obligation to lend the Subsequent Draw amount to Borrower; provided, however, that Lender shall not unreasonably withhold or delay funding notwithstanding the failure to have obtained Shareholder Approval. The Initial Draw and the Subsequent Draw are collectively referred to as the "Term Loan." The Subsequent Draw loan shall also be evidenced by the Senior Note. For purposes of this Loan Agreement, "Shareholder Approval" shall mean the approval by holders of the Borrower's common stock, at a meeting to be held as soon as practicable after the execution and delivery of this Loan Agreement, of an increase in the number of authorized shares of common stock of the Borrower to accommodate the issuances of Borrower securities contemplated by the Anticipated Permanent Financing. Borrower hereby covenants diligently and in good faith to seek to obtain, by appropriate proceedings, such Shareholder Approval. The Term Loan shall mature, and all principal and accrued but unpaid interest under the Senior Note shall be due and payable, on the earlier of the following dates: (i) June 30, 1998; or (ii) the date on which Borrower accepts, or enters into documentation with respect to, a Competing Transaction (as defined in the Investment Agreement of even date herewith between Borrower and Lender (the "Investment Agreement")) ("Competing Transaction Early Maturity"). Upon the occurrence of a Competing Transaction Early Maturity event or if Borrower breaches its covenant diligently and in good faith to obtain by appropriate proceedings Shareholders Approval, Borrower shall pay Lender, as a premium for early termination and not as a penalty and in addition to all outstanding principal and all accrued but unpaid interest under the Senior Note, an amount equal to twenty percent (20%) of the then outstanding principal balance of the Senior Note. If, notwithstanding Borrower's diligent and good faith efforts to obtain, by appropriate proceedings, Shareholder Approval, Shareholder Approval is not obtained by Borrower prior to June 30, 1998, Borrower shall pay Lender, not as a penalty but as additional consideration for the Term Loan and in addition to all outstanding principal and all accrued but unpaid interest under the Senior Note, an amount equal to ten percent (10%) of the then outstanding principal balance of the Senior Note.

     Representations and Warranties. To induce Lender to agree to make the Term Loan described in Sections 1 and 2, Borrower represents and warrants:

     Corporate Items. Borrower is duly organized, validly existing and in good standing under the laws of Delaware, is qualified to do business in Georgia and in all other states where it is required to do so, except where the failure to so qualify would not have a material adverse effect on Borrower, and has all necessary authority to carry on its business as it is now being conducted.

     Authorization. The execution, delivery and performance by Borrower of this Loan Agreement, the Senior Note, the Warrant and the other documents and instruments executed

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                                                     - 3 -

in connection with this Loan Agreement and the Term Loan (this Loan Agreement and such other documents and instruments, as amended, restated, supplemented and/or renewed from time to time, are known collectively as the "Loan
Documents") have been duly authorized, will not violate any law, corporate documents of Borrower or agreement binding on Borrower and are the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

     Actions. Except as set forth on Schedule 3(c), there are no actions pending, threatened against or affecting Borrower which could materially impair Borrower's financial condition or its ability to conduct its businesses.

     Liens. None of the assets of Borrower are subject to any lien or encumbrance.

     Sufficient Capital. At all times prior to, during and after any disbursement of the Term Loan, Borrower will have capital sufficient to carry on its businesses and transactions as now conducted and all businesses and transactions in which it is about to engage and will be solvent and able to pay all its debts as they mature, and Borrower will own tangible or intangible property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay all its debts; provided, however, that Lender acknowledges that the financing contemplated by this Loan Agreement is anticipated to be refinanced by the Anticipated Permanent Financing.

     Environmental Matters. To the best knowledge of Borrower, after due inquiry, Borrower's operations and the properties which it owns, leases and operates are in compliance with all laws and orders relating to any hazardous or dangerous waste or substance, any pollutants, or any waste disposal. No proceeding is pending or, to the best knowledge of Borrower, after due inquiry, threatened against or affecting Borrower with respect to any such environmental matters.

     Compliance. Borrower is in compliance with all laws, rules, regulations and orders applicable to it. Except as set forth on Schedule 3(g), no default (or event which, with notice or passage of time, would constitute a default) exists under any obligation of Borrower for borrowed money or under which any property of Borrower is encumbered, or under any contract or agreement to which Borrower is a party. No "reportable event" or "prohibited transaction" as defined by the Employment Retirement Income Security Act of 1974 ("ERISA") has occurred or is continuing as to any plan of Borrower.

     Liabilities. Except as set forth on Schedule 3(h), all taxes and other liabilities which are due from Borrower have been paid in full and in a timely manner.
     Affirmative Covenants. From this date until the Senior Note is repaid and the Loan Documents are terminated:

     Statements. Borrower will furnish to Lender with such financial information as Lender may reasonably request from time to time.

     Access; Additional Reports. During reasonable business hours, or at any time, if an Event of Default has occurred, Lender shall have the continuing right to review, examine, audit and make extracts from all of Borrower's records and assets.

     Notices. Borrower will promptly notify Lender of any: breach of this Loan Agreement, any Loan Document, or any agreement under which Borrower has any liability; environmental or labor dispute involving or affecting Borrower; claim commenced in which Borrower is named as a defendant which could result in a judgment against Borrower in an amount in excess of Five Thousand and 00/100 Dollars ($5,000.00); reportable event under ERISA involving Borrower or any plans established or maintained by Borrower; and material adverse change in the business, prospects or financial position of Borrower which affects the ability of Borrower to repay the Term Loan.

     Environmental. To the extent that Borrower has control of such properties for such matters, Borrower's operations and the properties which it owns, leases and operates shall be in compliance with all laws and orders relating to any hazardous or dangerous waste or substance, any pollutants, or any waste disposal. No proceeding shall be pending or threatened against or affecting Borrower with respect to any such environmental matters. Borrower will promptly notify the Lender upon learning of any noncompliance or pending or threatened proceeding relating to any of the matters referred to herein.

     Negative Covenants. From this date until the Senior Note is repaid and the Loan Documents are terminated, Borrower shall not:

     Discontinue its business, sell a material part of its assets or liquidate, sell, transfer, assign or otherwise dispose of any of its assets provided, however, that it may sell in the ordinary course of business and for a full consideration in money or money's worth, any product, merchandise or service produced, marketed or furnished by it.

     Sell, assign, pledge or grant a security interest in any of its assets to any person other than Lender, or permit any lien, encumbrance or security interest to attach to any of its assets except in favor of Lender.

     Endorse, guarantee or become surety for the obligations of any person, firm
or  corporation,   except  that  Borrower  may  endorse  checks  and  negotiable instruments for collection or deposit in the ordinary course of business.

     Make any loans or repay any existing loans made to it by its officers, directors or stockholders other than the Term Loan, or make any loans or other advances of credit to, or an equity investment in, any person or entity; provided, however, that Borrower may permit advances of as much as two (2) weeks salary to employees so long as the aggregate amount of such advances outstanding at any time does not exceed $5,000.

     Change its name or consolidate or merge with any other corporation or acquire or purchase any equity interest in any other entity, including shares of stock of other corporations, or acquire or purchase any assets or obligations of any other entity without the prior written consent of Lender.

     Amend or restate or otherwise modify its Certificate of Incorporation or Bylaws without the prior written consent of Lender.

     Other than "at will" employment agreements entered into in the ordinary course of business, enter into any personal service, consulting or other agreement with Lee, McDonald or other executive-level personnel.

                  Collateral. All now existing and hereafter arising obligations of Borrower to Lender (including, without limitation, the Term Note) are secured by a first lien and security interest in all of the assets of Borrower pursuant to the Security Agreement (collectively the "Collateral").

                  Borrower agrees to execute or cause to be executed and delivered to Lender all additional documentation requested by Lender to evidence or assure the protection and perfection of the Collateral and the enforceability against Borrower of Borrower's pledge of the Collateral to Lender. The provisions of the various documents providing or relating to the Collateral and of the Loan Documents supplement and are in addition to those of this Loan Agreement and any inconsistent provisions shall be interpreted in all respects in favor of Lender.

                  Conditions to the Loans. As conditions to Lender's making the Initial Draw loan, at Lender's election, the following shall be satisfied:
     Supporting Documents. Borrower shall have delivered to Lender the following documents duly and validly executed by the parties thereto: (i) the Term Note;
(ii) the Security Agreement in the form attached hereto and incorporated herein as Exhibit C (the "Security Agreement") and related financing statements in form and substance satisfactory to Lender; (iii) the Warrant; and (iv) such other documents reasonably requested by Lender.

     Certificates of Good Standing and Secretary's Certificate. Borrower shall have delivered to Lender, resolutions of the Board of Directors of Borrower authorizing the borrowings and grants of security contemplated hereunder and the execution and delivery by Borrower of this Loan Agreement and the other Loan Documents, all certified by the Secretary of Borrower or another officer acceptable to Lender, with current and complete copies of the Certificate of Incorporation and By Laws of Borrower.

     Fees and Expenses. Borrower shall have paid to Lender all fees associated with the negotiation and preparation of the Loan Documents, including legal fees not in excess of Twelve Thousand Five Hundred Dollars ($12,500).

     Other Documents. Borrower shall have delivered to Lender such other documents and instruments as Lender may reasonably request.

     Events of Default; Collateral Realization. The occurrence of any of the following events shall be an "Event of Default" hereunder and under the Loan
Documents:

     Borrower does not pay or repay to Lender the Term Loan when due or declared due and payable;

     Borrower violates any other agreement contained herein, in any of the other Loan Documents, or in any other agreement or instrument running to the benefit of Lender to which Borrower is or becomes a party and such violation continues for fifteen (15) days after notice from Lender of such violations;

     Any representation or warranty made by Borrower herein or in any of the other Loan Documents, any writings furnished to Lender in connection with the Loan Agreement or in any other agreement or instrument is false when made, or if Borrower breaches the terms of any covenant contained herein, in any of the other Loan Documents, or in any agreement or instrument running to the benefit of the Lender to which Borrower is or becomes a party and such breach continues for fifteen (15) days after notice from Lender;

     Borrower makes an assignment for the benefit of creditors generally; or

     Borrower applies for the appointment of a trustee or receiver for all or part of its assets or commence any proceedings under any bankruptcy, reorganization, arrangement, insolvency, dissolution or other liquidation law of any jurisdiction; or any such application is filed, or any such proceedings are commenced, against Borrower and Borrower indicates its approval, consent or acquiescence thereto; or an order is entered appointing such trustee or receiver, or adjudicating Borrower bankrupt or insolvent, or approving the petition in any such proceedings, and such order remains in effect for thirty
(30) days.

                  The above recitation of Events of Default supplement and are in addition to any defaults specified in any of the other Loan Documents.

                  If any Event of Default occurs, Lender may, accelerate the Obligations and any other obligations of Borrower to Lender and thereupon all such obligations shall be immediately due and payable, and Lender shall have all rights provided herein or in any of the other Loan Documents or otherwise provided by law to realize on the Collateral. After maturity, whether by acceleration or otherwise, the Loans will bear interest (computed and adjusted in the same manner, and with the same effect, as interest on the Loans prior to maturity) payable on demand at a rate or rates otherwise borne by the Loans plus 4% per annum, in all cases until paid and whether before or after the entry of any judgment thereon.

                  Miscellaneous.

     Amendment. This Loan Agreement may not be amended except in a written agreement signed by an authorized officer of Borrower and Lender. Any variance from the terms of this Loan Agreement and the other Loan Documents is permitted only with the prior written consent of an authorized officer of Lender.

     Law; Jurisdiction; Venue. This Loan Agreement is deemed to be made in Georgia, and all the rights and obligations of Borrower and Lender hereunder shall in all respects be governed by and construed in accordance with the laws of the State of Georgia, including all matters of construction, validity and performance. Without limitation on the ability of Lender to exercise all its rights to initiate and prosecute in any applicable jurisdiction matters related to loan repayment, the obligations hereunder, the Collateral and other security for the obligations, Borrower and Lender agree that any action or proceeding commenced by or on behalf of the parties arising out of or relating to the obligations and/or the loan documents, the Collateral and/or any other security for the obligations, shall, at Lender's option, be commenced and maintained in the district court of the United States for the District of Connecticut or any other court of applicable jurisdiction located in Connecticut.

     Delay. No delay, omission or forbearance on the part of Lender in the exercise of any power or right shall operate as a waiver, nor shall any single or partial delay, omission or forbearance limit the exercise of any other power or right. The rights and remedies of Lender herein provided are cumulative, shall be interpreted in all respects in favor of Lender, and are not exclusive of any other rights or remedies provided by law.

 Time Is of the Essence. Time is of the essence in the performance of this Loan Agreement and the Loan Documents.

     Notification. Borrower agrees to immediately notify the Lender of any violation or breach of any representation, warranty, covenant or condition set forth herein or in any of the Loan Documents.

     Release of Collateral. Borrower acknowledges that Lender reserves the right not to release the Collateral until the date that is ninety one (91) days from the date the Senior Note is repaid. Notwithstanding the foregoing, Lender agrees to subordinate the reserved lien to the lien of any source of the funds to repay the Senior Note on terms and conditions reasonably acceptable to Lender and its counsel.

     Assignment. Lender may assign this Loan Agreement, the Senior Note, the Security Agreement, the Warrant and its rights hereunder only to any partnership, firm, corporation, limited liability company or other entity controlled by John H. Laeri, Jr.


                     (remainder of page intentionally blank)


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                                                     - 8 -

         IN WITNESS WHEREOF, the parties have executed this Loan Agreement on the date first set forth above.


                                                     GOLF TRAINING SYSTEMS, INC.


                                                     By:
                                                              Name:
                                                              Title:




                                                     JOHN H. LAERI, JR.

                                 LOAN AGREEMENT

                                     between

                           GOLF TRAINING SYSTEMS, INC.

                                       and

                               JOHN H. LAERI, JR.


                           ---------------------------

                          Dated as of December 31, 1997
                           ---------------------------

                                TABLE OF CONTENTS
                                                                           Page

1.  Initial Loan Closing......................................................1

2.  Subsequent Loan Closing; Maturity of Term Loan............................2

3.  Representations and Warranties............................................2
    (a)  Corporate Items......................................................2
    (b)  Authorization........................................................2
    (c)  Actions..............................................................3
    (d)  Liens................................................................3
    (e)  Sufficient Capital...................................................3
    (f)  Environmental Matters................................................3
    (g)  Compliance...........................................................3
    (h)  Liabilities..........................................................3

4.  Affirmative Covenants.....................................................3
    (a)  Statements...........................................................4
    (b)  Access; Additional Reports...........................................4
    (c)  Notices..............................................................4
    (d)  Environmental........................................................4
5.   Negative Covenants.......................................................4

6.   Collateral...............................................................5

7.   Conditions to the Loans..................................................5
     (a) Supporting Documents.................................................5
     (b) Certificates of Good Standing and Secretary's Certificate............5
     (c) Fees and Expenses....................................................6
     (d) Other Documents......................................................6

8.   Events of Default; Collateral Realization................................6

9.   Miscellaneous............................................................7
     (a)  Amendment...........................................................7
     (b)  Law; Jurisdiction; Venue............................................7
     (c)  Delay...............................................................7
     (d)  Time Is of the Essence..............................................7
     (e)  Notification........................................................7
     (f)  Release of Collateral...............................................7
     (g)  Assignment..........................................................7



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